UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 14, 2007
                                                         ------------------

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                0-50543                55-0755271
-----------------------------        -------                ----------
(State or Other Jurisdiction)   (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.            15238
------------------------------------------------            -----
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events
                  ------------

         On September 14, 2007, Portec Rail Products, Inc. issued a press release announcing the declaration of a quarterly cash dividend of $0.06 per share. The cash dividend will be paid on September 28, 2007 to shareholders of record on September 24, 2007. A copy of the press release announcing the dividend is attached as Exhibit 99.1 to this report.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)               Financial statements of businesses acquired. Not Applicable.

(b)               Pro forma financial information. Not Applicable.

(c)               Shell company transactions: Not Applicable.

(d)               Exhibits.

                  The following Exhibit is attached as part of this report:

                  99.1             Press release of Portec Rail Products, Inc.
                                   dated September 14, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PORTEC RAIL PRODUCTS, INC.



DATE: September 17, 2007                   By:      /s/ John N. Pesarsick
                                                    --------------------------
                                                    John N. Pesarsick
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   99.1             Press release of Portec Rail Products, Inc.
                    dated September 14, 2007